Exhibit 10.12

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 to the CREDIT AGREEMENT, dated as of May 25, 2006, among DOLLARAMA GROUP L.P., a limited partnership organized under the laws of Quebec, Canada (“Dollarama”), ARIS IMPORT INC., a corporation organized under the Canada Business Corporations Act (“Aris”, and together with Dollarama, the “Borrowers” and each, a “Borrower”), DOLLARAMA HOLDINGS L.P., a limited partnership organized under the laws of Quebec, Canada (“Holdings”), the Required Lenders, the Replacement Term B Lenders (as defined below), the Administrative Agent (as defined below) and CITIGROUP GLOBAL MARKETS INC. (“CGMI”) and J.P. MORGAN SECURITIES INC., as Joint Lead Arrangers and Joint Book-Running Managers for the Replacement Term B Facility, amends certain provisions of the Credit Agreement dated as of November 18, 2004 (as amended by Amendment No.1, dated as of December 20, 2004 and by Amendment No.2, dated as of August 12, 2005, as further amended, supplemented or otherwise modified, the “Credit Agreement”), among each Borrower, Holdings, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), ROYAL BANK OF CANADA, as Administrative Agent, CITIBANK CANADA, as Syndication Agent, THE BANK OF NOVA SCOTIA and JPMORGAN CHASE BANK, as Co-Documentation Agents, CGMI, as Joint Lead Arranger and Joint Book-Running Manager, RBC Capital Markets, as Joint Lead Arranger and Joint Book-Running Manager for the Term A Facility and Revolving Credit Facility and J.P. MORGAN SECURITIES INC., as Joint Lead Arranger and Joint Book-Running Manager for the Term B Facility.

PRELIMINARY STATEMENTS

Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

The Borrowers have requested that the rate of interest be reduced with respect to the Term B Loans.

In connection with such requested interest rate reduction and as further described herein, the Borrowers desire to refinance all outstanding Term B Loans with Replacement Term B Loans (as defined below) under the Credit Agreement on the same terms as the outstanding Term B Loans (except with respect to pricing and otherwise as provided herein) in a principal amount equal to the principal amount of all outstanding Term B Loans.

Pursuant to Section 10.01 (Amendments, Etc.) of the Credit Agreement, the Borrowers have requested that the Administrative Agent, the Replacement Term B Lenders (as defined below) and such other Lenders which, together with the Replacement Term B Lenders constitute the Required Lenders, consent to the amendments to the Credit Agreement set forth herein.

The parties hereto agree to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment as follows:

SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended:

(i) by inserting the following definitions among the existing definitions set forth in such section in alphabetical order:

“Amendment No. 3” means the Amendment No. 3, dated as of May 25, 2006 among the Borrowers, Holdings, the Required Lenders, the Replacement Term B Lenders and the Administrative Agent, to this Agreement.

“Replacement Term B Closing Date “ means the Effective Date (as defined in Amendment No. 3).

“Replacement Term B Commitment” means, with respect to each Replacement Term B Lender, the commitment of such Lender to make Replacement Term B Loans to Dollarama in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01B (Replacement Term B Commitments).

“Replacement Term B Facility” means the Replacement Term B Commitments and the provisions herein related to the Replacement Term B Loans.

“Replacement Term B Lender” means each Lender that has a Replacement Term B Commitment or holds a Replacement Term B Loan.

“Replacement Term B Loans” has the meaning specified in Section 2.01(a)(iii).

(ii) by deleting the definitions of “Term B Commitment”, “Term B Facility” and “Term B Loan” in their entirety and replacing them, respectively, with the following:

“Term B Commitment” means, with respect to each Term B Lender, the Original Term B Commitments, the Additional Term B Commitments and the Replacement Term B Commitments of such Term B Lender.

“Term B Facility” means each of the Original Term B Facility, the Additional Term B Facility and the Replacement Term B Facility.

“Term B Loan” means any Original Term B Loan, any Additional Term B Loan or any Replacement Term B Loan.

(iii) by deleting clause (a) in the definition of “Applicable Rate” in its entirety and replacing it with the following:

(a) with respect to Term B Loans, the percentages per annum set forth under the applicable caption below, based upon the Consolidated Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b).

Applicable Rate
Pricing Level	Consolidated Adjusted Ratio	Eurodollar Rate Loans	U.S. Base Rate Loans
1	<4.75:1	1.75%	0.75%
2	≥4.75:1	2.00%	1.00%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Adjusted Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided that at the option of the Administrative Agent or the Required Lenders, Pricing Level 2 shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the Pricing Level otherwise determined in accordance with this clause (a) shall apply) and (y) as of the first Business Day after an Event of Default (except an Event of Default under Sections 8.01(c) or 8.01(e)(B)) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this clause (a) shall apply); and

(b) Section 2.01(a) (The Term Loan Borrowings) is hereby deleted in its entirety and replaced with the following:

(a) The Term Loan Borrowings. Subject to the terms and conditions set forth herein, (i) each Term A Lender severally made to Dollarama on the Closing Date a single loan denominated in Canadian Dollars (each, a “Term A Loan” and, collectively, the “Term A Loans”) in an amount equal to such Term A Lender’s Term A Commitment, (ii) each Original Term B Lender severally made to Dollarama on the Closing Date a single loan denominated in U.S. Dollars (each, a “Original Term B Loan” and, collectively, the “Original Term B Loans”) in an amount equal to such Original Term B Lender’s Original Term B Commitment, (iii) each Additional Term B Lender severally made to Dollarama on the Additional Term B Closing Date a single loan denominated in U.S. Dollars (each, an “Additional Term B Loan” and, collectively, the “Additional Term B Loans”) in an amount equal to such Additional Term B Lender’s Additional Term B Commitment and (iv) each Replacement Term B Lender severally agrees to make to Dollarama on the Replacement Term B Closing Date a single loan denominated in U.S. Dollars (each, a “Replacement Term B Loan” and, collectively, the “Replacement Term B Loans”) in an amount equal to such Replacement Term B Lender’s Replacement Term B Commitment. Upon each Replacement Term B Lender funding its Replacement Term B Loan, the proceeds thereof shall be applied to prepay the existing Original Term B Loans and the existing Additional Term B Loans in full on the Replacement Term B Closing Date. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term A Loans may be BA Rate Loans or Canadian Prime Rate Loans and Term B Loans may be Eurodollar Rate Loans or U.S. Base Rate Loans.

(c) Section 2.05(b)(vii) (Prepayments) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(vii) Each prepayment of Term Loans pursuant to this Section 2.05(b) shall be applied (x) other than with respect to clause (vi), first, to repay the outstanding principal balance of the Term A Loans, until all Term A Loans shall have been prepaid in full; and second, to repay the outstanding principal balance of the Term B Loans, until such Term B Loans shall have been repaid in full and (y) with respect to clause (vi) as directed by Dollarama. All such prepayments shall be applied (x) other than with respect to clause (vi), to reduce ratably the remaining installments of such outstanding principal amounts of the Term Loans (provided that, at Dollarama’s election, such prepayments may first be applied to up to the next four quarterly installments of the relevant Term Loan following the date of such prepayment, in the stated order of their maturities) and (y) with respect to clause (vi) as directed by Dollarama; provided, however, that (x) prior to the fifth anniversary of the Replacement Term B Closing Date, such mandatory prepayments shall not be applied to prepayment of the Replacement Term B Loans to the extent that any such prepayment, when aggregated with all other scheduled or mandatory principal payments made or required to be made thereunder prior to the fifth anniversary of such date, would exceed 25% of the aggregate principal amount of the Replacement Term B Loans on the Replacement Term B Closing Date and (y) such mandatory prepayments, to the extent not applied to the Replacement Term B Loans pursuant to clause (x) above, (A) in the case of clause (vi) above shall be applied in prepayment of the Term A Loans to the extent outstanding and (B) in all other cases, may be retained by Dollarama; provided, further however, that Dollarama shall, on the next Business Day following the date of the fifth anniversary of the Replacement Term B Closing Date, prepay the Replacement Term B Loans, in an aggregate amount equal to all such amounts retained by Dollarama with respect to such Replacement Term B Loans pursuant to clause (y)(B) above.

(d) Section 2.07(b) (Term B Loans) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b) Term B Loans. Dollarama shall repay, to the Administrative Agent for the account of the Replacement Term B Lenders, the Replacement Term B Loans in installments which are equal to 0.25% of the initial aggregate principal amount of the Replacement Term B Loans made on the Replacement Term B Closing Date to be applied to such Replacement Term B Loans, in each case on the last business day of each January, April, July and October, commencing July 31, 2006 (which installments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05); provided, that the final principal repayment installment of the Replacement Term B Loans shall be repaid on the Maturity Date for the Term B Facility and in any event shall be in an amount equal to the aggregate principal amount of all Replacement Term B Loans outstanding on such date.

(e) Section 5.19 (Use of Proceeds) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 5.19. Use of Proceeds. All proceeds of the Credit Extensions (other than the Replacement Term B Loans) are being used to (i) finance in part the Acquisition, (ii) to pay fees and expenses incurred in connection with the Transactions and (iii) to provide ongoing working capital and for other general corporate purposes of Dollarama and its Subsidiaries (including Permitted Acquisitions). The Replacement Term B Loans are being used to refinance the outstanding Original Term B Loans and the Additional Term B Loans in full on the Replacement Term B Closing Date.

(f) Section 6.11 (Use of Proceeds) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 6.11. Use of Proceeds. Use the proceeds of the Credit Extensions (other than the Replacement Term B Loans) (i) to finance in part the Acquisition, (ii) to pay fees and expenses incurred in connection with the Transactions and (iii) to provide ongoing working capital and for other general corporate purposes of Dollarama, as applicable, and its Subsidiaries (including Permitted Acquisitions). Use the proceeds of the Replacement Term B Loans to refinance the outstanding Original Term B Loans and the Additional Term B Loans in full.

(g) Section 7.20 (Capital Expenditures) of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and replacing it with the following:

Fiscal Year	Amount
2007	CA$40,000,000
2008	CA$30,000,000
2009	CA$30,000,000
2010	CA$30,000,000
2011	CA$30,000,000
2012	CA$30,000,000

(h) Section 10.07(b)(v) (Successors and Assigns) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(v) the parties (other than Dollarama unless its consent to such assignment is required hereunder) to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption (which shall identify whether the assignment is with respect to the Revolving Credit Facility, the Term A Facility or the Replacement Term B Facility), together with a processing and recordation fee of CA$3,500 (which fee Dollarama shall have no obligation to pay other than as provided for in Section 10.01), provided that only a single processing and recordation fee shall be payable in respect of multiple contemporaneous assignments to Approved Funds with respect to any Lender.

(i) A new Schedule 2.01(B) (Replacement Term B Commitments) to the Credit Agreement, in the form attached hereto as Annex I, is hereby deemed inserted immediately after Schedule 2.01(A) (Additional Term B Commitments) to the Credit Agreement.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on the date when each of the following conditions precedent have first been satisfied (the “Effective Date”) provided, however that the amendment set forth in Section 1(g) above shall be deemed effective immediately following the repayment of the outstanding Original Term B Loans and Additional Term B Loans with the proceeds of the Replacement Term B Loans:

(a) the Administrative Agent and CGMI shall have received counterparts of this Amendment executed by each Borrower, Holdings, the Replacement Term B Lenders and such other Lenders which, together with the Replacement Term B Lenders constitute the Required Lenders or, as to any of the Replacement Term B Lenders or such other Lenders, evidence satisfactory to the Administrative Agent that such Replacement Term B Lender or such other Lender has executed this Amendment;

(b) the Administrative Agent and CGMI shall have received from each Guarantor its duly executed and delivered consent to this Amendment in the form attached hereto;

(c) the Administrative Agent and CGMI shall have received, in form and substance reasonably satisfactory to each of them, such certificates or resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent or CGMI may reasonably require evidencing the identity, authority and capacity of each Loan Party and Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party; and

(d) all fees and expenses payable in connection with this Amendment or otherwise required to be paid pursuant to the Credit Agreement shall have been paid in full.

Furthermore this Amendment is subject to the provisions of Section 10.01 of the Credit Agreement.

SECTION 3. Funding Losses.

Any loss, cost or expense owing to any Lender pursuant to Section 3.05 (Funding Losses) of the Credit Agreement as a result of the prepayment on the Effective Date of the Original Term B Loans and the Additional Term B Loans pursuant to this Amendment shall not be payable to any existing Original Term B Lender or any existing Additional Term B Lender that in each case becomes a Replacement Term B Lender on the Effective Date to the extent that the principal amount of such prepayment is equal to the amount of the Replacement Term B Loan that such Lender will make in its capacity as a Replacement Term B Lender on the Effective Date.

SECTION 4. Construction with the Loan Documents.

(a) On and after this Amendment becoming effective in accordance with Section 2, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be deemed modified to reflect the changes made by this Amendment.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed, including the respective guarantees and security interests granted pursuant to the respective Loan Documents.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the L/C Issuers, the Arrangers or the Agents under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

(e) This Amendment shall not extinguish, discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. The Credit Agreement and each of the other Loan Documents (as defined in the Credit Agreement) shall remain in full force and effect, except as modified hereby or thereby in connection herewith or therewith. The Administrative Agent, for itself and on behalf of the other Secured Parties and as fondé de pouvoir, hereby expressly reserves all the security interests and Liens constituted by the Hypothecs and each other Collateral Document, including, as applicable, in accordance with Article 1662 of the Civil Code of Quebec.

(f) Each Replacement Term B Lender that executes this Amendment shall upon this Amendment becoming effective in accordance with Section 2 hereof and thereafter be deemed to be a “Lender” under the Credit Agreement.

SECTION 5. Governing Law. This Amendment is governed by, and shall be construed in accordance with, the law of the State of New York.

SECTION 6. Representations And Warranties. Each of Dollarama and Holdings hereby represents and warrants that each of the representations and warranties made by it in the Credit Agreement, as amended hereby, and the other Loan Documents to which it respectively is a party or by which it is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DOLLARAMA GROUP L.P.,
herein acting and represented by:
DOLLARAMA GROUP GP INC., its general partner, as Borrower

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

ARIS IMPORT INC., as Borrower

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

DOLLARAMA HOLDINGS L.P., herein acting and represented by:
DOLLARAMA HOLDINGS GP INC., its general partner, as Holdings

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA,
as Administrative Agent

By:	David Wheatley
Name:	David Wheatley
Title:	Manager, Agency

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

[INSERT NAME OF REPLACEMENT TERM B LENDER]
as Replacement Term B Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

CONSENT OF GUARANTORS

Dated as of May 25, 2006

Each of the undersigned, as a Guarantor under its Guaranty dated as of November 18, 2004 (its “Guaranty”) under the Credit Agreement referred to in the foregoing Amendment, and as a Loan Party under each Collateral Document to which it is a party, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, its Guaranty and all Liens granted by it pursuant to the Collateral Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in its Guaranty and such Collateral Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and the obligations guaranteed by such Guaranty and secured by such Collateral Documents shall thereafter include any obligations with respect to the Replacement Term B Loans resulting herefrom.

DOLLARAMA HOLDINGS L.P.,
herein acting and represented by:
DOLLARAMA HOLDINGS GP INC., its general partner, as Guarantor

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

DOLLARAMA L.P., herein acting and represented by:
DOLLARAMA GP INC., its general partner, as Guarantor

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

DOLLARAMA CORPORATION,
as Guarantor

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

DOLLARAMA GP INC., as Guarantor

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

ARIS IMPORT INC., as Guarantor

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

DOLLARAMA GROUP L.P.,
herein acting and represented by:
DOLLARAMA GROUP GP INC., its general partner, as Guarantor

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

DOLLARAMA GROUP GP INC., as Guarantor

By:	/s/ Larry Rossy
Name:	Larry Rossy
Title:	Chief Executive Officer

By:	/s/ Robert Coallier
Name:	Robert Coallier
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]